UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009

Technology Solutions Company
 (Exact name of registrant as specified in its charter)

Delaware	000-19433	36-3584201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Monroe Street, Suite 2600 Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 27, 2009, Technology Solutions Company (the “Company”) issued a press release announcing that it notified the NASDAQ Stock Market (“NASDAQ”) of its intent to delist its common stock from the NASDAQ Global Market. The Company currently anticipates that on May 4, 2009 it will file with the Securities and Exchange Commission and NASDAQ a Form 25 relating to the delisting of the Company’s common stock. The Company expects trading in its common stock will be suspended by NASDAQ effective at the open of business on May 4, 2009, with official delisting of its common stock effective ten days thereafter, on May 14, 2009.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The Company announced that its stockholders approved a Plan of Complete Liquidation and Dissolution of the Company at a special meeting of stockholders held on April 27, 2009.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of Technology Solutions Company dated April 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: April 27, 2009	By: /s/ Timothy G. Rogers

Name: Timothy G. Rogers
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Technology Solutions Company dated April 27, 2009